UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2009

NOVATEL WIRELESS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31659	86-0824673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (858) 320-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On June 3, 2009, the Audit Committee of the Board of Directors of Novatel Wireless, Inc. (the “Company”) approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

The audit report of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that “as discussed in Note 1 to the consolidated financial statements, the Company adopted the disclosure provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements, in 2008.”

The audit report of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that “as discussed in Note 1 to the consolidated financial statements, the Company adopted Financial Accounting Standards Board Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, in 2007.”

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through June 3, 2009, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through June 3, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of this report, and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of KPMG’s letter dated June 9, 2009 is attached as Exhibit 16.1 to this report.

(b) On June 3, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm. During the years ended December 31, 2007 and 2008 and through June 3, 2009, neither the Company nor anyone on its behalf consulted with E&Y with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATEL WIRELESS, INC.

By:	/s/ Kenneth G. Leddon
Kenneth G. Leddon
Senior Vice President and Chief Financial Officer

Date: June 9, 2009